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                                  EXHIBIT 24.2

               Consent of Independent Certified Public Accountants





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                          INDEPENDENT ACCOUNTS' CONSENT




The Board of Directors
Texas Regional Bancshares, Inc.:


We consent to the use of our report incorporated herein by reference.


                                       /s/  KPMG PEAT MARWICK, L.L.P.
                                       --------------------------------




Houston, Texas
June 10, 1996